EXHIBIT 10.1

Business Confidential Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 005

AMENDMENT No. 005, signed as of July 7, 2015, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "Contract") by and between United States Enrichment Corporation ("USEC") and Joint Stock Company “TENEX” (formerly Joint Stock Company “Techsnabexport”; "TENEX"). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Contract.

SECTION 1. Pursuant to Section 20.04 of the Contract, USEC and TENEX hereby agree as follows:

1.
Whereas effective as of November 14, 2014 TENEX’s full corporate name was changed from Joint Stock Company “Techsnabexport” to Joint Stock Company “TENEX”, all references in the Contract to Joint Stock Company “Techsnabexport” shall be considered references to Joint Stock Company “TENEX”.

2.	Paragraph E1-6(b) of the Contract is hereby modified to read as follows:

“The quantity of the EUP Physically Delivered to USEC by TENEX pursuant to an Order may differ from the nominal quantity ordered by USEC by up to *****.”

3.
Starting from (and including) CY2015, the Delivery Receipts identified in Appendix G1 of the Contract as forms G1-1 “Delivery Receipt Format for Delivery of Enriched Product in Product Cylinders” and G1-2 “Delivery Receipt Format for Delivery of Enriched Product” referred to in Section 5.02 and Paragraph E1-1(b) of the Contract, shall not be required to be executed, unless specifically agreed by the Parties regarding specific Physical Deliveries.

4.
Section 1.18 of the Contract is hereby modified by inserting “*****” after the phrase “*****”. Further, Section 1.44 is hereby modified by inserting the following new subsection (g) after existing subsection (f):

(g)
with respect to Related Natural Uranium in ***** Cylinders ***** Delivered to TENEX under *****, these terms mean the delivery term agreed between TENEX and *****, for TENEX to take physical possession of such Related Natural Uranium in ***** Cylinders following Delivery by USEC.”

5.
The introductory phrase of Section 7.02(c) is hereby modified by replacing the words “Section 7.02(a), Section 7.02(b) or Section 7.02(h)” with “Section 7.02(a), Section 7.02(b). Section 7.02(h) or Section 7.02(j)”.

6.	In Section 7.02(f)(iii), the words “or Section 7.02(c)” are hereby replaced with “Section 7.02(c) or Section 7.02(j)”.

7.	In Section 7.02(g), the words “and Section 7.02(c)” are hereby replaced with “Section 7.02(c) and Section 7.02(j)”in three places.

8.	The following language shall be inserted at the end of Section 7.02:

“(j) Under the following terms, USEC shall deliver to TENEX Related Natural Uranium ***** Cylinders *****:

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(vii)
The terms applicable to Acceptance and rejection of Related Natural Uranium Delivered under this Section 7.02(j) can be found in Appendix E2. The terms applicable to acceptance and rejection of the ***** Cylinders, *****. The remedies applicable in the case of a Delivery of non-Conforming Related Natural Uranium under Section 7.02(j) can be found in Paragraph E2-6 and the remedies in the case of a failure to Deliver Related Natural Uranium under Section 7.02(j) can be found in Paragraph E2-5. Supplemental procedures for Natural Uranium Delivered under this Section 7.02(j), which shall constitute the procedures contemplated by Paragraph E2-1 in cases where Appendix E2 applies to Related Natural Uranium Delivered under Section 7.02(j), shall be agreed separately by the Parties, but in no event shall a delay in final agreement on such procedures preclude USEC from making a Delivery under Section 7.02(j). TENEX shall not take Physical Delivery of the filled ***** Cylinders until such procedures have been agreed or the Parties agree that they are not needed.”

9.	Section 7.03(a)(ii) is hereby modified by replacing the words “or 7.02(c)” with “, 7.02(c) or 7.02(j)”.

10.
The last sentence of Section 7.04 is hereby replaced with the following: “Title to, and risk of loss of, Related Natural Uranium Delivered under Section 7.02(h) and Section 7.02(j) shall be governed by those Sections.”

11.	Section 7.09 is hereby modified by replacing the words “under Section 7.02(c) or Section 7.2(h)” with “under Section 7.02(c), Section 7.02(h) or Section 7.2(j).”

12.
Section 7.10 is hereby modified by inserting the following new sentence at the end of Section 7.10: “The procedures for Acceptance of Related Natural Uranium Delivered under Section 7.02(j) are set forth in Appendix E2 and in any supplemental procedures agreed by the Parties pursuant to Paragraph E2-1.”

13.
In Appendix B of the CONTRACT, references to Section 7.02(c) in item (iv) in Paragraph B-1(b) and items (h) and (j) in Paragraph B-2 shall be deemed to refer to the Delivery of Related Natural Uranium under either Section 7.02(c) or Section 7.02(j) as applicable. Where applicable, not later than thirty (30) days after the date this Amendment No. 005 to the CONTRACT takes effect, USEC shall update its most recent non-binding estimate and any pending Orders submitted prior to the date this Amendment No. 005 takes effect under which it plans to Deliver any Related Natural Uranium under Section 7.02(j).

14.
In Appendix E2, references to Section 7.02(c) shall be deemed to refer to Related Natural Uranium Physically Delivered under Section 7.02(c) or Delivered under Section 7.02(j). In addition, with respect to Related Natural Uranium Delivered under Section 7.02(j), the ***** in Paragraph E2-2 shall commence from *****.

15.
The words “or Section 7.02(c)” in Paragraph E2-3(a) are hereby replaced with “, Section 7.02(c) or Section 7.02(j)” and the words “under Section 7.02(c)” in Paragraph E2-3(b) are hereby replaced with “under Section 7.02(c) or Section 7.02(j)”.

16.	The words “and Section 7.02(c)” in Paragraph E2-5(f) are hereby replaced with “, Section 7.02(c) or Section 7.02(j)”.

17.	In Appendix H, references to Related Natural Uranium ***** in Paragraph H-9 shall be deemed to refer to Related Natural Uranium *****.

18.	Appendix M of the Contract is hereby modified by adding the following *****

19.	In Appendix N, *****

20.	*****

SECTION 2. Except as amended hereby, the Contract shall remain unchanged and in full force and effect.

SECTION 3. This Amendment No. 005 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 005 as of the date first written above.

UNITED STATES ENRICHMENT        JOINT STOCK COMPANY
CORPORATION                    "TENEX"

By:    /s/ Stephen S. Greene            By:    /s/ Sergey Polgorodnik

Name: ~~Philip G. Sewell~~                Name: Sergey Polgorodnik
Stephen S. Greene
Position: ~~Senior Vice President~~            Position: First Deputy General Director
Vice President, Finance and Treasurer